SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                 March 27, 1997

Delta Funding Corporation (as Seller and Servicer under a Pooling and Servicing
     Agreement dated as of February 28, 1997 providing for the issuance of Home Equity Loan Asset-Backed Certificates, Series 1997-1)

                            DELTA FUNDING CORPORATION
               (Exact name of registrant as specified in charter)


       New York                    333-3418                   11-2609517
    (State or other            (Commission File              (IRS Employer
    jurisdiction of                 Number)                 Identification)
    incorporation)                   No.)


                  1000 Woodbury Road, Woodbury, New York 11797
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (516) 364-8500


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events

          Delta Funding Corporation, as seller (the "Seller") and as servicer (the "Servicer") registered issuances of up to $1,706,898,250 principal amount of Home Equity Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-3418) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Seller caused Delta Funding Home Equity Loan Trust 1997-1 to issue $235,000,000 principal amount of Home Equity Loan Asset-Backed Certificates, Series 1997-1 (the "Certificates"), on March 27, 1997 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement referred to below and the Certificate Guaranty Insurance Policy issued by MBIA Insurance Corporation.

          The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of February 28, 1997 (the "Initial Cut-Off Date"), Delta Funding Corporation, as Seller and as Servicer and Bankers Tust Company of California, N.A., as trustee (the "Trustee").

          Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

          Item 7. Financial statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit No.

          4.1 Pooling and Servicing Agreement dated as of February 28, 1997 among the Seller, the Servicer and the Trustee.

          99.1 Certificate Guaranty Insurance Policy issued by MBIA Insurance Corporation.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DELTA FUNDING CORPORATION
                                                       (Registrant)



                                              By: /s/ Richard Blass
                                              Name:  Richard Blass
                                              Title: Senior Vice President

Date:  April 8, 1997

                                  EXHIBIT INDEX


Exhibit No.                                 Description

     4.1 Pooling and Servicing Agreement dated as of February 28, 1997 among the Seller, the Servicer and the Trustee.

    99.1 Certificate Guaranty Insurance Policy issued by MBIA Insurance Corporation